Exhibit 99.1

Symbotic Reports Fiscal Year 2022 First Quarter Results

Continued Momentum with First Quarter of Multiple Customer Deployment Starts

Strong Improvement in Gross Margin to 18.8%

Announced Proposed Business Combination with SVF Investment Corp. 3

Wilmington, Massachusetts (March 1, 2022) – Symbotic LLC, a revolutionary A.I.-enabled technology platform for the supply chain, today announced financial results for its parent entity, Warehouse Technologies LLC, and subsidiaries (collectively referred to as “Symbotic”) for the first quarter of fiscal 2022, ended December 25, 2021. Symbotic posted revenue of $77.1 million, adjusted EBITDA of $(21.3) million and a quarterly net income of $(23.1) million for the first quarter of fiscal 2022. In the same period of fiscal 2021, Symbotic had revenue of $5.5 million, adjusted EBITDA of $(25.2) million and a quarterly net income of $(26.2) million.

“I am excited to see Symbotic installing production systems with multiple customers at several sites, simultaneously, as our business continues to rapidly scale,” said Rick Cohen, Symbotic’s CEO. “Automation in the warehouse has become imperative to supply chain delivery, and our customers are excited to be implementing our technology.”

“We are excited to end the first quarter of fiscal 2022 with a contracted backlog of $5.3 billion, providing clear visibility towards our future growth. Gross margin in the fiscal 2022 first quarter increased to 18.8%, up from (10.2)% in the same period of fiscal 2021, driven by our transition to the deployment of production systems from prototype deployments,” said Tom Ernst, Symbotic’s CFO. “We are pleased to partner with Walmart, a company at the forefront of consumer trends and supply chain efficiencies, as well as with SoftBank and other established investors as part of the proposed business combination with SVF Investment Corp. 3, which we believe will position us with a very strong balance sheet to execute our high-growth strategy.”

Symbotic has posted a presentation with historical quarterly financial information on the Investor Relations page of its website at https://www.symbotic.com/investor-relations.

Symbotic has previously announced its entry into a business combination agreement with SVF Investment Corp. 3 (NASDAQ: SVFC), a special purpose acquisition company (SPAC), that is expected to make Symbotic a public company listed on Nasdaq. In connection with the proposed business combination, SVF Investment Corp. 3 filed a registration statement on Form S-4 with the SEC on February 4, 2022, which includes a preliminary proxy statement and prospectus of SVF Investment Corp. 3.

Use of Non-GAAP Financial Information

This press release contains non-GAAP financial measures, including adjusted EBITDA. Symbotic defines adjusted EBITDA, a non-GAAP financial measure, as GAAP net loss excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; unit-based compensation; business combination transaction expenses; and other non-recurring items that may arise from time to time. In addition to Symbotic’s financial results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Symbotic believes that adjusted EBITDA, a non-GAAP financial measure, is useful in evaluating the performance of its business because it highlights trends in its core business. This non-GAAP measure has limitations as an analytical tool. Symbotic does not, nor does it suggest that investors should, consider any non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors should also note that the non-GAAP financial measures Symbotic uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies. Symbotic recommends that investors review the reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure provided in the financial statement tables included below in this press release, and not rely on any single financial measure to evaluate our business.

About Symbotic

Symbotic LLC is a robotics and automation-based product movement technology platform focused on transforming the consumer goods supply chain. Symbotic has spent more than a decade perfecting its warehouse automation platform to disrupt the supply chain of goods between manufacturers and consumers. Symbotic’s unique platform, with more than 250 issued patents, is an end-to-end system that reimagines every aspect of the warehouse and is fueled by a unique combination of proprietary software and a fleet of fully autonomous robots. The system enhances storage density, increases available SKUs, reduces product damage and improves throughput and speed to customers. Symbotic is rapidly growing with a pipeline to build its transformative systems for Fortune 100 retailers and wholesalers in new and existing warehouses throughout the United States and Canada. For more information about Symbotic, visit https://www.symbotic.com.

About SVF Investment Corp. 3

SVF Investment Corp. 3 is a blank check company formed by an affiliate of SoftBank Investment Advisers (“SBIA”). Through the SoftBank Vision Funds, SBIA is investing up to $150 billion in many of the world’s leading technology companies, including those they helped take public such as 10X Genomics, Aurora, Auto1, Autostore, Berkshire Gray, Beike, Compass, Coupang, DiDi, Dingdong Maicai, DoorDash, Exscientia, Full Truck Alliance, Grab, Guardant Health, IonQ, JD Logistics, OneConnect, Opendoor, Paytm, PingAn Good Doctor, Policybazaar, Qualtrics, Relay Therapeutics, Roivant, Seer, Slack, Uber, View, Vir, WeWork, Zhangmen, ZhongAn Insurance and Zymergen. SBIA’s global reach, unparalleled ecosystem, and patient capital help founders build transformative businesses.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, SVF Investment Corp. 3’s (“SVF”) and Warehouse Technologies LLC’s (“Symbotic”) expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in SVF’s final prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 10, 2021 and SVF’s registration statement on Form S-4 filed with the SEC on February 4, 2022. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and SVF and Symbotic believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither SVF nor Symbotic is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which SVF has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in SVF’s prospectus filed with the SEC on March 10, 2021 and SVF’s registration statement on Form S-4 filed with the SEC on February 4, 2022 and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to meet the closing conditions to a business combination between SVF and Symbotic (the “Business Combination”) pursuant to that certain Agreement and Plan of Merger, dated December 12, 2021 (the “Merger Agreement”), by and among SVF, Warehouse Technologies LLC, Symbotic Holdings LLC and Saturn Acquisition (DE) Corp., including approval by stockholders of SVF and Symbotic on the expected terms and schedule; delay in closing the Business Combination; failure to realize the benefits expected from the proposed transaction; the effects of pending and future legislation; risks related to disruption of management time from ongoing business operations due to the proposed transaction; business disruption following the transaction; risks related to the impact of the COVID-19 pandemic on the financial condition and results of operations of SVF and Symbotic; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or the termination of any of certain subscription agreements entered into by SVF with certain parties in connection with the Merger Agreement; the amount of redemption requests made by SVF’s stockholders; the effect of the announcement or pendency of the transaction on Symbotic’s business relationships, performance, and business generally; the ability to meet NASDAQ listing standards following the consummation of the Business Combination; the amount of the costs, fees, expenses and other charges related to the transaction; the ability of SVF to issue equity securities in connection with the transaction; other consequences associated with mergers, acquisitions and divestitures and legislative and regulatory actions and reforms; and risks related to SVF’s restatement of financials, as described on a Form 8-K filed with the SEC on November 30, 2021.

Any financial projections in this press release are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond SVF’s and Symbotic’s control. While all projections are necessarily speculative, SVF and Symbotic believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that SVF and Symbotic, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in SVF and is not intended to form the basis of an investment decision in SVF. All subsequent written and oral forward-looking statements concerning SVF and Symbotic, the proposed transaction or other matters and attributable to SVF and Symbotic or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed business combination transaction involving SVF and Symbotic.

SVF filed a registration statement on Form S-4 with the SEC on February 4, 2022, which includes a preliminary proxy statement and prospectus of SVF, and each party will file other documents regarding the proposed transaction with the SEC. After the registration statement is declared effective, the definitive proxy statement/prospectus will also be sent to the stockholders of SVF and unitholders of Symbotic, seeking any required stockholder or unitholder approval. Before making any voting or investment decision, investors and security holders of SVF and Symbotic are urged to carefully read the entire registration statement and proxy statement prospectus, when they become available, and other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by SVF with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by SVF may be obtained free of charge from SVF at https://www.svfinvestmentcorp.com/svfc/. Alternatively, these documents, when available, can be obtained free of charge from SVF upon written request to SVF INVESTMENT CORP. 3, 1 Circle Star Way, San Carlos, California 94070, United States Attn: Secretary, or by calling 650-562-8100.

PARTICIPANTS IN THE SOLICITATION

SVF, Symbotic and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of SVF, in favor of the approval of the Business Combination. Additional information regarding the interests of those participants, the directors and executive officers of Symbotic and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Investors Relations Contact

For Symbotic

Jeff Evanson

ir@symbotic.com

For SVF Investment Corp. 3

svfinvestmentcorp@softbank.com

WAREHOUSE TECHNOLOGIES LLC AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except unit and per unit information)

	For the Three Months Ended
	December 25, 2021	December 26, 2020
Revenue:
Systems	$71,222	$—
Software subscriptions and support	975	624
Operation services	4,867	4,918

Total revenue	77,064	5,542
Cost of revenue:
Systems	56,485	37
Software subscriptions and support	810	791
Operation services	5,301	5,279

Total cost of revenue	62,596	6,107

Gross profit (loss)	14,468	(565)

Operating expenses:
Research and development expenses	22,184	14,452
Selling, general, and administrative expenses	15,359	11,169

Total operating expenses	37,543	25,621

Operating loss	(23,075)	(26,186)

Other income/ (expense), net	22	(17)

Loss before income tax	(23,053)	(26,203)
Income tax benefit (expense)	—	—

Net loss	(23,053)	(26,203)
Returns on redeemable Preferred Units	(8,641)	(8,229)

Loss attributable to Class A Units and Class C Units	$(31,694)	$(34,432)

Loss per unit attributable to Class A Units and Class C Units, basic and diluted	$(4.88)	$(5.36)

Weighted average units used in computing loss per unit attributable to Class A Units and Class C Units, basic and diluted	6,494,932	6,426,203

WAREHOUSE TECHNOLOGIES LLC AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in thousands)

	For the Three Months Ended
	December 25, 2021	December 26, 2020
Adjusted EBITDA
Net loss	$(23,053)	$(26,203)
Interest income	(11)	(8)
Depreciation and amortization	1,358	941
Unit-based compensation	268	21
Business combination transaction expenses	171	—

Adjusted EBITD A (non-GAAP)	$(21,267)	$(25,249)

WAREHOUSE TECHNOLOGIES LLC AND SUBSIDIARIES

UNAUDITED CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 25, 2021	September 25, 2021
ASSETS
Current assets:
Cash and cash equivalents	$363,047	$156,634
Accounts receivable	13,291	63,370
Inventories	44,875	33,561
Deferred expenses, current	502	489
Prepaid expenses and other current assets	11,781	6,366

Total current assets	433,496	260,420
Property and equipment, at cost	39,751	37,177
Less: Accumulated depreciation	(19,761)	(18,560)

Property and equipment, net	19,990	18,617
Intangible assets, net	1,035	1,164
Other long-term assets	340	334

Total assets	$454,861	$280,535

LIABILITIES, REDEEMABLE PREFERRED AND COMMON UNITS AND MEMBERS’ DEFICIT
Current liabilities:
Accounts payable	$34,463	$28,018
Accrued expenses	30,858	31,131
Sales tax payable	15,677	18,405
Deferred revenue, current	253,581	259,418

Total current liabilities	334,579	336,972
Deferred revenue, long-term	242,787	216,538
Other long-term liabilities	3,987	3,993

Total liabilities	581,353	557,503

Commitments and contingencies	—	—

Redeemable preferred and common units:
Preferred units, Class B-1, 2 units authorized; 1 unit issued and outstanding at December 25, 2021 and September 25, 2021	235,182	232,278
Preferred units, Class B, 1 unit authorized, issued, and outstanding at December 25, 2021 and September 25, 2021	464,744	459,007
Common units, Class C, 428,571 units authorized, issued, and outstanding at December 25, 2021 and September 25, 2021	152,195	144,975
Members’ deficit:
Common voting units, Class A, 7,071,424 units authorized; 6,444,373 and 5,997,632 units issued and outstanding at December 25, 2021 and September 25, 2021, respectively	217,604	16,809
Additional paid-in capital	—	26,999
Accumulated deficit	(1,193,831)	(1,154,944)
Accumulated other comprehensive loss	(2,386)	(2,092)

Total members’ deficit	(978,613)	(1,113,228)

Total liabilities, redeemable preferred and common units, and members’ deficit	$454,861	$280,535

WAREHOUSE TECHNOLOGIES LLC AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the Three Months Ended
	December 25,	December 26,
	2021	2020
Cash flows from operating activities:
Net loss	$(23,053)	$(26,203)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,358	941
Foreign currency (gains) losses, net	(8)	26
Loss on abandonment of assets	3,469	—
Unit-based compensation	27	17
Changes in operating assets and liabilities:
Accounts receivable	(10,424)	(64,658)
Inventories	(11,522)	(999)
Prepaid expenses and other current assets	5,415	1,195
Deferred expenses	(13)	(2,555)
Other long-term assets	7	(66)
Accounts payable	7,059	(757)
Accrued expenses	(9,047)	(2,121)
Deferred revenue	76,740	134,413
Other long-term liabilities	(8)	6,657

Net cash and cash equivalents provided by operating activities	40,000	45,890
Cash flows from investing activities:
Purchases of property and equipment	(7,505)	(1,199)

Net cash and cash equivalents used in investing activities	(7,505)	(1,199)
Cash flows from financing activities:
Proceeds from the issuance of Class A Common Units	173,796	—

Net cash and cash equivalents provided by financing activities	173,796	—

Effect of exchange rate changes on cash and cash equivalents	122	70

Net increase in cash and cash equivalents	206,413	44,761
Cash and cash equivalents — beginning of period	156,634	58,264

Cash and cash equivalents — end of period	$363,047	$103,025

Non-cash financing activities:
Preferred Return, Class B-1	2,904	2,765
Preferred Return, Class B	5,737	5,464